Exhibit 10.3

NEULION, INC.
SUBSCRIPTION AGREEMENT FOR UNITS
(Canadian Subscribers - Non-Brokered)

Subscribers should complete and return an originally executed copy of this Subscription Agreement to Stikeman Keeley Spiegel Pasternack LLP at 220 Bay Street, Suite 500, Toronto, ON, M5J 2W4, Attn: Robert Spiegel, Fax: 416-365-1813 or send a scanned copy to spiegel@stikeman.to, no later than 2:00 p.m. (Eastern Standard Time) on September 19, 2012, together with payment per the instructions contained in section 4.2(b) of this document.

TO:                     NEULION, INC. (the “Corporation” or “NLN”)

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and offers to purchase from the Corporation that number of units of securities of the Corporation (“Units”) set out below at a price of $0.20 per Unit. Each Unit will consist of one share of Common Stock and one-half of one purchase warrant, each whole warrant (“Warrant”) entitling the holder thereof to purchase one share of Common Stock of the Corporation at an exercise price of US$0.30 per share for a period of 30 months following the closing of this offering.

The Subscriber agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Subscription for Units” and acknowledges that the Corporation and its counsel are relying upon the representations, warranties and covenants of the Subscriber set forth therein and in the schedules thereto.

If the Subscriber is purchasing less than $150,000 of securities under this offering, the Subscriber is hereby also executing Schedule “A” (including Appendix “A” thereto) attached to this Subscription Agreement, and by signing the signature page to this Subscription Agreement set forth below, the Subscriber hereby agrees that Schedule “A” (including Appendix “A” thereto) is part of, and is hereby incorporated by reference into, this Subscription Agreement as though set forth herein in full.

SUBSCRIPTION AND SUBSCRIBER INFORMATION

Please print ALL information (other than signatures), as applicable, in the space provided below

(Name of Subscriber):

Account Reference (if applicable):

By:
Authorized Signatory

(Official Capacity or Title – if the Subscriber is not an individual)

(Name of individual whose signature appears above if different than the name of the Subscriber printed above.)

(Subscriber’s Address, including Municipality and Province)

(Telephone Number) (Email Address)

 For British Columbia Purchasers Only:

Insider ☐ Registrant ☐
Please indicate if you are an Insider of the Corporation or a Registrant in British Columbia. (See pages 3 and 4 for definitions)

Number of Units: _________________________ x $0.20 =
Aggregate Subscription Amount:
(the “Subscription Amount”)

If the Subscriber is signing as an agent for a principal (beneficial purchaser) and is not deemed to be purchasing as a principal as set out under paragraph 5.3(k) of the “Terms and Conditions of Subscription for Units”, the Subscriber hereby represents and warrants that the name and address of such principal is as follows:

(Name of Principal)
(Principal’s Residential Address, including Municipality and Province)

(Telephone Number)	(Email Address)

TERMS AND CONDITIONS OF SUBSCRIPTION
FOR UNITS

1.              INTERPRETATION

1.1           Definitions

Whenever used in this Subscription Agreement, unless there is something in the subject matter or context inconsistent therewith, the following words and phrases shall have the respective meanings ascribed to them as follows:

“Agency Agreement” means the agency agreement to be entered into between the Agent and the Corporation in respect of the Offering.

“Agent” or “D&D” means D&D Securities Inc. (Toronto).

“Business Day” means a day other than a Saturday, Sunday or any other day on which the principal chartered banks located in Toronto, Ontario or New York, New York are not open for business.

“Closing” shall have the meaning ascribed to such term in Section 4.1.

“Closing Date” shall have the meaning ascribed to such term in Section 4.1.

“Closing Time” shall have the meaning ascribed to such term in Section 4.1.

“Common Stock” means a share of common stock in the capital of the Corporation.

“Corporation” means NeuLion, Inc. and includes any successor corporation to or of the Corporation.

“Insider” means,

(a)	a director or officer of a reporting issuer,
(b)	a director or officer of a person or company that is itself an insider or subsidiary of a reporting issuer,
(c)	a person or company that has,
(i)
beneficial ownership of, or control or direction over, directly or indirectly, securities of a reporting issuer carrying more than 10 per cent of the voting rights attached to all the reporting issuer’s outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person or company as underwriter in the course of a distribution, or

(ii)
a combination of beneficial ownership of, and control or direction over, directly or indirectly, securities of a reporting issuer carrying more than 10 per cent of the voting rights attached to all the reporting issuer’s outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person or company as underwriter in the course of a distribution,

(d)	a reporting issuer that has purchased, redeemed or otherwise acquired a security of its own issue, for so long as it continues to hold that security.

“Offering” means the offering of Units for aggregate gross proceeds of up to $5.0 million, comprised of a brokered private placement through the Agent as well as non-brokered and direct participation.

“PDF” means an electronic file format that has captured all the elements of a printed document or an electronic image.

“Person” means any individual (whether acting as an executor, trustee administrator, legal representative or otherwise), corporation, firm, partnership, sole proprietorship, syndicate, joint venture, trustee, trust, unincorporated organization or association, and pronouns have a similar extended meaning.

“Personal Information” shall have the meaning ascribed to such term in Section 8.1.

“Promoter” means a Person who:

(a)	acting alone or in concert with one or more other Persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the Corporation; or
(b)
in connection with the founding, organization or substantial reorganization of the business of the Corporation, directly or indirectly receives, in consideration of services or property or both, 10% or more of a class of the Corporation’s own securities or 10% or more of the proceeds from the sale of a class of the Corporation’s own securities of a particular issue.

“Public Record” means, without limitation, prospectuses, annual information forms, information circulars, material change reports, press releases, technical reports and any other documents or reports filed by the Corporation with any applicable Canadian securities regulatory authority and available to the public via the System for Electronic Document Analysis and Retrieval (SEDAR).

“Registrant” means a person or company registered or required to be registered under applicable Securities Laws.

“Securities Laws” means, in respect of the Offering, the securities laws, regulations and exchange rules having application thereto and the rules, policies, notices and orders issued by the Securities Regulators having application thereto.

“Securities Regulators” means the securities commissions or other securities regulatory authorities of all the Selling Jurisdictions or the relevant Selling Jurisdiction, or of the United States, as the context requires.

“Selling Jurisdictions” means the provinces or territories of Canada in which purchasers of the Common Stock under the Offering are resident.

“Subscriber” means the subscriber for Units as set out in the “Subscription and Subscriber Information” above.

“Subscribed Units” means the Units set out in the “Subscription and Subscriber Information” above.

“Subscription Agreement” means this subscription agreement (including any schedules hereto) and any instrument amending this Subscription Agreement; “hereof”, “hereto”, “hereunder”, “herein” and similar expressions mean and refer to this Subscription Agreement and not to a particular Article or Section; and the expression “Article” or “Section” followed by a number means and refers to the specified Article or Section of this Subscription Agreement.

“Subscription Amount” means the aggregate subscription price to be paid by the Subscriber for the Subscribed Units, as reflected in the “Subscription and Subscriber Information” above.

“Term Sheet” means the term sheet delivered to potential purchasers under the Offering a copy of which is attached hereto as Schedule “B”.

“TSX” means the Toronto Stock Exchange.

“United States” means the United States of America, its territories and possessions, any State of the United States and the District of Columbia.

“Units” means the Units offered under the Offering, all as more fully described in the attached Term Sheet.

“Unit Securities” means the Common Stock and Warrants to be comprised in the Units.

“U.S.” means the United States.

“U.S. Person” means “U.S. person” as such term is defined in Rule 902(k) of Regulation S under the U.S. Securities Act.

“U.S. Securities Act” means the United States’ Securities Act of 1933, as amended.

“Voting Shares” means a security of the Corporation that (a) is not a debt security, and (b) carries a voting right either under all circumstances or under some circumstances that have occurred and are continuing.

“Warrant” means a purchase warrant entitling the holder to purchase one share of Common Stock at an exercise price of US$0.30 per share, exercisable for a period of 30 months following the Closing Date.

“Warrant Stock” means the shares of Common Stock issuable upon exercise of the Warrants.

1.2           Gender and Number

Words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine gender, words importing the neuter gender shall include the masculine and feminine genders and words importing persons shall include firms and corporations and vice versa.

1.3           Currency

Unless otherwise specified, all dollar amounts in this Subscription Agreement, including the symbol “$”, are expressed in Canadian dollars, provided, however, that “US$” indicates dollar amounts expressed in United States dollars.

1.4           Subdivisions and Headings

The division of this Subscription Agreement into Articles, Sections, Schedules and other subdivisions, and the inclusion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Subscription Agreement.  The headings in this Subscription Agreement are not intended to be full or precise descriptions of the text to which they refer. Unless something in the subject matter or context is inconsistent therewith, references herein to an Article, Section, Subsection, paragraph, clause or Schedule are to the applicable article, section, subsection, paragraph, clause or schedule of this Subscription Agreement.

2.              SCHEDULES

2.1           Description of Schedules

The following are the schedules (including any appendix thereto) attached to and incorporated in this Subscription Agreement by reference and deemed to be a part hereof:

Schedule “A”             –           Certificate of Accredited Investor
Schedule “B”              –           Term Sheet

Unless the Subscriber is purchasing, as principal, at least $150,000 of securities under the Offering, completion of this Subscription Agreement by the Subscriber requires completion of Schedule “A” (including the appendix thereto).

3.             SUBSCRIPTION FOR UNITS

3.1           Subscription for Units

The Subscriber hereby confirms its irrevocable subscription for and offer to purchase the Subscribed Units from the Corporation, and hereby tenders the Subscription Amount, which, upon acceptance by the Corporation, will constitute a binding agreement of the Subscriber with the Corporation to purchase from the Corporation, and, on the part of the Corporation, to sell to the Subscriber, the Subscribed Units, on and subject to the terms and conditions set out in this Subscription Agreement, for the Subscription Amount which is payable as described in Article 4 hereto.

3.2           Acceptance and Rejection of Subscription by the Corporation

The Subscriber acknowledges and agrees that, notwithstanding Section 3.1 above, the Corporation reserves the right, in its absolute discretion, to reject this subscription for Units, in whole or in part, at any time prior to the Closing Time. If this subscription is rejected in whole, any cheques or other forms of payment delivered on account of the Subscription Amount will be promptly returned to the Subscriber without interest or deduction. If this subscription is accepted only in part, a cheque representing any refund of the Subscription Amount for that portion of the subscription for Units which is not accepted will be promptly delivered to the Subscriber without interest or deduction.

3.3           No U.S. Registration

The Subscriber acknowledges that neither the Unit Securities nor any Warrant Stock have been, or will be, registered under the U.S. Securities Act and may not be offered or sold in the United States or to any U.S. Person, except pursuant to applicable exemptions from U.S. federal and state registration requirements.

3.4           The Warrants

Warrant exercise will take place on a 'cash-less' basis, which will result in the Warrant holder receiving shares of Common Stock equal to the value of the intrinsic value of the Warrants being exercised. The intrinsic value will be determined by subtracting the exercise price of US$0.30 from the average of the closing prices from the previous 5 days prior to notice of the warrant exercise (conversion from CDN dollars to US dollars will take place). As a result of the 'cash-less exercise', the Warrant holder will not make any payment to the Corporation in connection with exercising the Warrants.

The Warrants will be transferable but will not be issued pursuant to a warrant indenture. The Warrants will not be listed on the TSX.

The certificates representing the Warrants will, among other things, include provisions for the appropriate adjustment in the class, number and price of the Warrant Stock issued upon exercise of the Warrants upon the occurrence of certain events, including any subdivision, consolidation or reclassification of the Corporation’s Common Stock, the payment of stock dividends and the amalgamation of the Corporation.

The issue of the Warrants will not restrict or prevent the Corporation from obtaining any other financing, or from issuing additional securities or rights, during the period within which the Warrants may be exercised.

4.             CLOSING

4.1           Closing

Delivery and sale of the Unit Securities and payment of the Subscription Amount will be completed (the “Closing”) at the offices of Stikeman Keeley Spiegel Pasternack LLP, 220 Bay Street, Suite 500, Toronto, Ontario M5J 2W4 at 10:00 a.m. (Toronto time) (the “Closing Time”) on September 20, 2012 or such other place or date or time as the Corporation may determine (the “Closing Date”).

4.2           Conditions of Closing

(a)
The Subscriber acknowledges and agrees that, as the sale of the Units will not be qualified by a prospectus, such sale and issuance is subject to the condition that the Subscriber (or, if applicable, any others for whom it is contracting hereunder) returns to the Corporation all documentation required by the Securities Laws.  The Subscriber acknowledges and agrees that the Corporation may provide the Securities Regulators with a list setting forth the identities of the beneficial purchasers under the Offering together with other personal information, as described in section 8.1. Notwithstanding that the Subscriber may be purchasing the Subscribed Units as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Corporation in order to comply with the foregoing.

(b)
The Subscriber acknowledges and agrees that the obligations of the Corporation hereunder are conditional on the accuracy of the representations and warranties of the Subscriber contained in this Subscription Agreement as of the date of this Subscription Agreement, and as of the Closing Time as if made at and as of the Closing Time, and, unless other arrangements acceptable to the Corporation have been made, payment by the Subscriber of the Subscription Amount by certified cheque or bank draft payable to Stikeman Keeley Spiegel Pasternack LLP in Trust (“SKSP”) at 220 Bay Street, Suite 500, Toronto, Ontario M5J 2W4 or by wire transfer, as detailed below, as soon as possible and in any event not later than the Business Day first preceding the Closing Date or at the Closing.

Wiring Instructions:

1.      Beneficiary’s Detail:

Beneficiary’s Bank Name & Address:

Address: TD Canada Trust
 TD Centre Branch
 55 King Street West and Bay Street
 Toronto, ON M5K 1A2
 Canada

Swift Code: TDOMCATTTOR

2.     Beneficiary’s Name & Address:

Stikeman Keeley Spiegel Pasternack
LLP
220 Bay Street, Suite 500
Toronto, ON M5J 2W4
Canada

Trust Account (Cdn$) # 0690-0898304
Branch # 10202

(c)	The Subscriber acknowledges and agrees that the obligations of the Corporation hereunder are also conditional on the following:

(i)	the Corporation accepting the Subscriber’s subscription, in whole or in part;

(ii)	the offer, sale and issuance of the Subscribed Units being exempt from the prospectus and registration requirements of the Securities Laws;

(iii)	the Subscriber having properly completed, signed and delivered this Subscription Agreement to the Corporation, with a copy to SKSP;

(iv)
if purchasing less than $150,000 of securities under the Offering as principal, or if acting on behalf of one or more beneficial purchasers if any such beneficial purchasers are purchasing less than $150,000 of securities under the Offering, the Subscriber having properly completed, signed and delivered the attached Schedule “A” hereto.

(d)
The Corporation acknowledges and agrees that the obligations of the Subscriber hereunder are conditional on the accuracy of the representations and warranties of the Corporation contained in this Subscription Agreement as of the date of this Subscription Agreement and as of the Closing Time as if made at and as of the Closing Time and the fulfillment of the following additional conditions as soon as possible and in any event not later than the Closing Time unless waived by the Subscriber:

(i)
all covenants, agreements and conditions contained in this Subscription Agreement to be performed by the Corporation on or prior to the Closing Date shall have been performed or complied with in all material respects; and

(ii)	the Corporation shall have delivered to the Subscriber the following items:

(1)	certificates representing the Unit Securities purchased by the Subscriber registered in the name of the Subscriber or its nominee;

(2)	a copy of this Subscription Agreement duly executed by the Corporation; and

(3)	such other documents relating to the transactions contemplated by this Subscription Agreement.

5.             REPRESENTATIONS, WARRANTIES, COVENANTS AND ACKNOWLEDGEMENTS

5.1           Representations and Warranties of the Corporation

The Corporation hereby represents and warrants to the Subscriber (and acknowledges that the Subscriber is relying thereon) that:

(a)
The Corporation is a corporation duly incorporated and validly existing under the laws of Delaware. The Corporation is duly qualified to transact its business, except where failure to be so qualified would not have a material adverse effect on the Corporation’s financial condition, prospects, business, operations or property.

(b)
The Corporation has all required corporate power, authority and capacity to enter into and carry out the provisions of this Subscription Agreement and the transactions contemplated hereby and all necessary corporate action has been taken or will have been taken prior to the Closing Time by the Corporation to duly authorize the execution and delivery of this Subscription Agreement so as to validly create, issue and deliver the securities comprising the Subscribed Units.

(c)
The Corporation is not in default or in breach of, and execution and delivery of this Subscription Agreement by the Corporation, the performance and compliance with the terms of this Subscription Agreement and the issue and sale of the Subscribed Units will not result in any breach of, or be in conflict with or constitute a default under, or create a state of facts which, after notice or lapse of time, or both, would constitute a default either directly or indirectly under any term or provision of the constating documents, articles or resolutions of the Corporation.

(d)
The Unit Securities will be validly issued and outstanding (and in respect of the Common Stock comprised therein, as fully paid and non-assessable).  Upon the exercise of the Warrants in accordance with the terms set out in the certificates representing the Warrants (including payment of the applicable exercise price), the Warrant Stock will be duly issued as fully paid and non-assessable.

(e)
This Subscription Agreement has been or will be, at or prior to the Closing Time, duly authorized, executed and delivered by the Corporation and will be a valid and binding obligation of the Corporation enforceable in accordance with its terms (except as the enforceability thereof may be limited by (i) bankruptcy, insolvency or similar laws affecting creditors’ rights generally, or (ii) general equitable principles).

(f)
By execution of this Subscription Agreement, the Corporation hereby agrees with the Subscriber that the representations and warranties made by the Corporation to the Agent as set forth in the Agency Agreement shall apply, mutatis mutandis, to the Subscriber. Such representations and warranties shall continue in full force and effect for the benefit of the Subscriber in accordance with the Agency Agreement.

5.2           Representations, Warranties and Covenants of the Subscriber

The Subscriber, on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom it is acting, hereby represents and warrants to, and covenants with, the Corporation as follows as at the date hereof and as at the Closing Time and acknowledges that the Corporation and its legal counsel are relying on such representations and warranties in connection with the transactions contemplated herein:

(a)
The Subscriber and (if applicable) each beneficial purchaser for whom it is acting is resident or, if not an individual, has its head office, in the jurisdiction set out in the “Subscription and Subscriber Information” on page 2 of this Subscription Agreement.   The address set forth in the “Subscription and Subscriber Information” on page 2 of this Subscription Agreement is the residence or place of business of the Subscriber, or the residence or place of business of any beneficial purchaser for whom the Subscriber is acting, and such address was not obtained or used solely for the purpose of acquiring Units and the Subscriber and any beneficial purchaser was solicited to purchase Units solely in such jurisdiction.

(b)
The Subscriber or (if applicable) any beneficial purchaser for whom it is or will be acting is neither in the United States nor a U.S. Person nor subscribing for Units for the account or benefit of a Person in the United States or a U.S. Person or for resale in the United States and the Subscriber confirms that the Units have not been offered to the Subscriber or (if applicable) any such beneficial purchaser in the United States and that this Subscription Agreement has not been signed, executed or delivered in the United States.

(c)	The current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to evade the registration requirements of the U.S. Securities Act.

(d)
The Subscriber has no intention to distribute either directly or indirectly any of the Units in the United States or to a U.S. Person, except in compliance with the U.S. Securities Act and all applicable U.S. state securities laws.

(e)
Neither the Subscriber nor any beneficial purchaser for whom it is acting will offer, sell or otherwise dispose of the Unit Securities or Warrant Stock in the United States or to, or to the account of, a U.S. Person unless the Corporation has consented to such offer, sale or distribution and such offer, sale or disposition is made in accordance with Regulation S, an exemption from the registration requirements of the U.S. Securities Act and the Securities Laws of all applicable states of the United States or the U.S. Securities and Exchange Commission has declared effective a registration statement in respect of such securities.

(f)
If subscribing for less than $150,000 of securities under the Offering as principal, or (if applicable) any beneficial purchaser on whose behalf the Subscriber is purchasing is subscribing for less than $150,000 of securities under the Offering as principal, the Subscriber, on its own behalf and (if applicable) on behalf of each beneficial purchaser for whom it is acting, represents, warrants and certifies as set out in Schedule “A” hereto and further certifies that the Subscriber and (if applicable) each such beneficial purchaser, as the case may be, falls into one or more of the categories of prospectus exempt purchasers listed in Appendix “A” of the attached Schedule “A” hereto (as specified by the Subscriber in such Schedule).

(g)
The Subscriber has (if applicable) duly and properly completed, executed and delivered to the Corporation the certificate and form set forth in Schedule “A” and the representations, warranties and certifications contained therein are true and correct as at the date hereof and will be true and correct at the Closing Time.

(h)
If the Subscriber or each beneficial purchaser on whose behalf the Subscriber is purchasing as principal is subscribing for an amount not less than $150,000 of securities under the Offering, the Subscriber is paying cash for the Subscribed Units, neither the Subscriber nor any such beneficial purchaser was created or is being used solely to purchase or hold securities in reliance on the registration and prospectus exemptions provided under Section 2.10 of National Instrument 45-106 Prospectus and Registration Exemptions, and the Subscriber and each such beneficial purchaser (if applicable) pre-existed the Offering and has a bona fide purpose other than the investment in securities under the Offering.

(i)
The execution and delivery of this Subscription Agreement, the performance and compliance with the terms hereof, the subscription for and purchase of the Subscribed Units and the completion of the transactions described herein by the Subscriber will not result in any breach of, or be in conflict with or constitute a default under, or create a state of facts which, after notice or lapse of time, or both, would constitute a default under any term or provision of the constating documents, by-laws or Board resolutions of the Subscriber or any beneficial purchaser for whom the Subscriber is acting, the Securities Laws or any other laws applicable to the Subscriber or any beneficial purchaser for whom the Subscriber is acting, any agreement to which the Subscriber or any beneficial purchaser for whom the Subscriber is acting is a party, or any judgment, decree, order, statute, rule or regulation applicable to the Subscriber or any beneficial purchaser for whom the Subscriber is acting.

(j)
Unless subsection (l) below applies, the Subscriber is subscribing for the Subscribed Units as principal for its own account and not for the benefit of any other Person (within the meaning of applicable Securities Laws) and not with a view to the resale or distribution of all or any of the Subscribed Units or is deemed to be purchasing as principal pursuant to Section 2.3 of National Instrument 45-106 Prospectus and Registration Exemptions.

(k)
In the case of a subscription for the Subscribed Units by the Subscriber acting as trustee or agent (including, for greater certainty, a portfolio manager or comparable adviser) for a principal or beneficiary, the Subscriber is duly and properly authorized to execute and deliver this Subscription Agreement and all other necessary documentation in connection with such subscription on behalf of such beneficial purchaser (and to give all representations and warranties of a subscriber herein, excluding the immediately preceding subsection above), who is subscribing as principal for its own account, not for the benefit of any other Person and not with a view to the resale or distribution of the Subscribed Units, and this Subscription Agreement has been duly authorized, executed and delivered by or on behalf of and constitutes a legal, valid and binding agreement of such principal, enforceable in accordance with its terms against such principal, and the Subscriber acknowledges that the Corporation may be required by law to disclose the identity of such beneficial purchaser for whom the Subscriber is acting.

(l)
In the case of a subscription for the Subscribed Units by the Subscriber acting as principal, this Subscription Agreement has been duly and properly authorized, executed and delivered by, and constitutes a legal, valid and binding agreement of, the Subscriber. This Subscription Agreement is enforceable in accordance with its terms against the Subscriber and (if applicable) any beneficial purchaser on whose behalf the Subscriber is acting.

(m)	If the Subscriber is:

(i)
a corporation, the Subscriber is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation and has all requisite legal and corporate power and authority to execute and deliver this Subscription Agreement, to subscribe for the Subscribed Units as contemplated herein and to observe and perform its obligations under the terms of this Subscription Agreement;

(ii)
a partnership, syndicate or other form of unincorporated organization, the Subscriber has the necessary legal capacity and authority to execute and deliver this Subscription Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof; or

(iii)	an individual, the Subscriber is of the full age of majority and is legally competent to execute this Subscription Agreement and to observe and perform his or her covenants and obligations hereunder.

(n)
The Units are not being purchased by the Subscriber (or if applicable, by a beneficial purchaser for whom the Subscriber is acting as agent or trustee) as a result of any material information not in the Public Record concerning the Corporation or knowledge of a “material fact” or “material change” (as those terms are defined in applicable Securities Laws) in the affairs of the Corporation and the decision of the Subscriber or beneficial purchaser, if any, for whom the Subscriber is acting as agent or trustee, to purchase the Units has not been made as a result of any oral or written representation as to fact or otherwise made by or on behalf of the Corporation, any of its directors, officers, employees, agents or affiliates or any other person and is based entirely upon the Public Record and this Subscription Agreement (including the Term Sheet).

(o)	No Person has made to the Subscriber any written or oral representations:

(i)	that any Person will resell or repurchase any of the Unit Securities or the Warrant Stock;

(ii)	that any Person will refund the Subscription Amount (or any portion thereof);

(iii)	as to the future price or value of the Common Stock or the Warrants.

(p)
This subscription has not been made through or as a result of, and the distribution of Units is not being accompanied by, any form of advertisement, including, without limitation, in printed public media, radio, television, internet or telecommunications, including electronic display, or as part of a general solicitation.

(q)
The delivery of this subscription, the acceptance hereof by the Corporation and the issuance of the Unit Securities to the Subscriber complies with all applicable laws of the Subscriber's jurisdiction of residence and domicile and will not cause the Corporation or any of its officers or directors to become subject to or require any disclosure, prospectus or other reporting requirement to which the Corporation is not currently subject.

(r)
None of the funds the Subscriber is using to purchase the Subscribed Units is, to the knowledge of the Subscriber, proceeds obtained or derived, directly or directly, as a result of illegal activities. The funds being used to purchase the Subscribed Units which will be advanced by the Subscriber to the Corporation hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”) and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the Subscriber’s name and other information relating to this Subscription Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PCMLTFA. To the best of the Subscriber’s knowledge (i) none of the funds to be provided by the Subscriber (A) are being tendered on behalf of a Person who has not been identified to the Subscriber or (B) have been or will be derived from proceeds of criminal activity, and (ii) the Subscriber shall promptly notify the Corporation if the Subscriber discovers that any of such representations cease to be true, and to provide the Corporation with appropriate information in connection therewith.

(s)
The distribution of this Subscription Agreement in certain jurisdictions may be restricted by law and, accordingly, the Subscriber represents to the Corporation that the Subscriber may receive this Subscription Agreement without contravention of any unfulfilled registration requirements or other legal restrictions in the jurisdiction in which the Subscriber resides or conducts business.

(t)	The Subscriber has not reproduced, duplicated or delivered this Subscription Agreement to any other Person, except to the Subscriber’s professional advisers or as instructed by the Corporation.

(u)
The Subscriber, and any beneficial purchaser for whom it is acting, has not received, nor does it expect to receive, any financial assistance from the Corporation, directly or indirectly, in respect of the Subscriber’s subscription for Subscribed Units.

(v)
The Subscriber has not received, nor has the Subscriber requested, nor does the Subscriber have any need to receive, any offering memorandum, or any other document describing the business and affairs of the Corporation in order to assist the Subscriber in making an investment decision in respect of the Unit Securities and the Subscriber has not become aware of any advertisement in printed media of general and regular paid circulation, radio or television with respect to the distribution of the Unit Securities.

(w)
The Subscriber is not a “control person” of the Corporation as defined in the Securities Laws, will not become a “control person” by virtue of this subscription for the Unit Securities and does not intend to act in concert with any other person to form a control group of the Corporation.

5.3           Acknowledgements and Agreements of the Subscriber

The Subscriber, on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom it is acting, acknowledges and agrees as follows:

(a)	No securities commission, agency, governmental authority, regulatory body, stock exchange or other regulatory body has reviewed or passed on the merits of the Unit Securities.

(b)
The Unit Securities, and any Warrant Stock issued, will be subject to statutory resale restrictions under the Securities Laws of the province or territory in which the Subscriber resides and under other applicable securities laws, and the Subscriber covenants that it will not resell the Unit Securities or any issued Warrant Stock except in compliance with such laws, and the Subscriber acknowledges that it is solely responsible (and that the Corporation is not in any way responsible) for such compliance.

(c)
The Subscriber and each beneficial purchaser for whom it is acting have been advised to consult their own legal advisors with respect to trading in the Unit Securities and Warrant Stock and with respect to the resale restrictions imposed by the Securities Laws of the province or territory in which the Subscriber resides and other applicable securities laws, and acknowledges that no representation has been made respecting the applicable hold periods imposed by the Securities Laws or other resale restrictions applicable to such securities which restrict the ability of the Subscriber (or others for whom it is acting) to resell such securities, that the Subscriber (or others for whom it is acting) is solely responsible to find out what these restrictions are and the Subscriber is solely responsible (and that the Corporation is not in any way responsible) for compliance with applicable resale restrictions and the Subscriber is aware that it (or each beneficial purchaser for whom it is acting) may not be able to resell such securities except in accordance with limited exemptions under the Securities Laws and other applicable securities laws. The Subscriber, and each beneficial purchaser for whom it is acting, is responsible for obtaining such independent legal and tax advice as it considers appropriate in connection with the execution, delivery and performance of this Subscription Agreement and the transactions contemplated under this Subscription Agreement, including, without limitation, for the purposes of giving representations, warranties and covenants under this Subscription Agreement, as well as for the tax treatment associated with the cash-less exercise of the Warrants.

(d)
The certificates representing the Unit Securities will bear the following legend as required by the Securities Laws and by National Instrument 45-102 – Resale of Securities and with the necessary information inserted and the Subscriber agrees to comply with the terms of such legend, and any Warrant Stock issued while resale restrictions apply will also bear such a legend:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [DATE THAT IS FOUR MONTHS AND ONE DAY AFTER THE CLOSING DATE].

THE SECURITIES REPRESENTED HEREBY, AND THE SECURITIES ISSUABLE UPON EXERCISE OF THE SECURITIES REPRESENTED HEREBY, HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY APPLICABLE STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE,  FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE CORPORATION, TO SUCH EFFECT. THE HOLDER MAY NOT ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THESE SECURITIES EXCEPT IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE; HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TORONTO STOCK EXCHANGE SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY, ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE.”

(e)
The Subscriber and each beneficial purchaser for whom it is acting acknowledge that the Units are speculative in nature and that there are risks associated with the purchase of the Subscribed Units and the Subscriber and each beneficial purchaser for whom it is acting has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of its investment in the Subscribed Units, fully understands the speculative nature of the Subscribed Units and is able to bear the economic risk of loss of its entire investment.

(f)
The Subscriber has not received or been provided with a prospectus or offering memorandum within the meaning of the Securities Laws, or any sales or advertising literature in connection with the Offering and the Subscriber’s decision to subscribe for the Subscribed Units was not based upon, and the Subscriber has not relied upon, any verbal or written representations as to facts made by or on behalf of the Corporation. The Subscriber’s decision to subscribe for the Subscribed Units was based solely upon this Subscription Agreement and the Term Sheet.

(g)
If required, the Subscriber and each beneficial purchaser for whom it is acting shall execute and file, together with the prescribed fees, all documentation required by the applicable Securities Laws or by any legislation or order in force in its jurisdiction of residence or to which it may be subject, within the time limits prescribed to permit the subscription for, and issuance of, the Subscribed Units and thereafter for any subsequent disposition thereof.

(h)
If required by applicable Securities Laws or by the Corporation, the Subscriber and each beneficial purchaser for whom it is acting will execute, deliver and file or assist the Corporation in filing such reports, undertakings and other documents with respect to the issue of the Subscribed Units as may be required by any securities commission, stock exchange or other regulatory authority.

(i)
The Corporation and its counsel are relying on the representations, warranties and covenants contained herein and in the attached Schedule “A” hereto to determine the Subscriber’s eligibility to subscribe for Units under applicable Securities Laws, and the Subscriber agrees to indemnify the Corporation and its directors and officers (“indemnitees”) against all losses, claims, costs, expenses, damages or liabilities, including attorneys’ fees, which any of them may suffer or incur as a result of or arising from reliance thereon.  Without limiting the foregoing, the Subscriber shall so indemnify the indemnitees with respect to any unsuccessful action that Subscriber brings with respect to Subscriber’s investment hereunder. The Subscriber undertakes to immediately notify the Corporation of any change in any statement or other information relating to the Subscriber set forth herein or in such applicable Schedules which takes place prior to the Closing Time.

(j)
The Subscriber acknowledges that investors who acquire securities by way of a private placement have significantly fewer rights and remedies available to them than investors who acquire securities offered by a prospectus. For example, investors who acquire securities by way of a private placement do not have the benefit of certain statutory remedies against an issuer’s agents, auditors, directors and officers that are available to investors who acquire securities offered by a prospectus. And the Subscriber is also aware that the common law may not provide investors with an adequate remedy in the event that they suffer investment losses in connection with securities acquired in a private placement.

(k)
The Corporation is relying on an exemption from the requirement to provide the Subscriber with a prospectus or offering memorandum under the Securities Laws and, as a consequence of acquiring the Subscribed Units pursuant to such exemption, certain protections, rights and remedies provided by the Securities Laws, including statutory rights of rescission and/or damages, will not be available to the Subscriber, the Subscriber may not receive information that would otherwise be required to be provided to the Subscriber under the Securities Laws and the Corporation is relieved from certain obligations that would otherwise apply under the Securities Laws.

(l)	There is no government or other insurance covering the Unit Securities or Warrant Stock.

(m)	The Subscriber is responsible for obtaining independent legal advice.

(n)
The Subscriber agrees that this Subscription Agreement does not constitute an offer to sell or issue, or the solicitation of an offer to buy or subscribe for, the Subscribed Units in any jurisdiction in which such an offer or solicitation is unlawful.

(o)	The Subscriber acknowledges that there is a risk that insufficient funds may be raised through the Closing to fund the Corporation’s objectives and that further financing may not be available.

(p)
The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of special counsel or other advisors retained by the Subscriber) relating to the purchase of the Subscribed Units shall be borne by the Subscriber.

(q)
Without limitation, this subscription and the transactions contemplated by this Subscription Agreement are conditional upon and subject to the Corporation’s having obtained such regulatory approval of this subscription and the transactions contemplated by this Subscription Agreement as the Corporation considers necessary.

5.4           Reliance on Representations, Warranties, Covenants and Acknowledgements

The Subscriber acknowledges and agrees that the representations, warranties, covenants and acknowledgements made by the Subscriber in this Subscription Agreement are made with the intention that they may be relied upon by the Corporation in determining the Subscriber’s eligibility (and, if applicable, the eligibility of others for whom the Subscriber is acting) to purchase Units under the Securities Laws.  The Subscriber further agrees that by accepting the Subscribed Units, the Subscriber shall be representing and warranting that such representations, warranties, acknowledgements and covenants are true as at the Closing Time with the same force and effect as if they had been made by the Subscriber at the Closing Time and that they shall survive the purchase by the Subscriber of Units for the benefit of the Corporation and shall continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of any of such Unit Securities.

6.              SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

6.1           Survival of Representations, Warranties and Covenants

The representations, warranties and covenants contained in this Subscription Agreement shall survive the Closing and, notwithstanding such Closing or any investigation made by or on behalf of the Person(s) to whom such representations, warranties and covenants are provided (the “Recipient”) with respect thereto, shall continue in full force and effect for the benefit of the Recipient after the Closing Date for a period of two (2) years.

7.              COMPENSATION

7.1           Compensation

The Agent will receive from the Corporation a cash commission equal to 8% of the gross proceeds of the Offering; and the Corporation will also grant to the Agent such number of broker’s warrants to purchase Units (“Broker Units”) as is equal to 4% of the aggregate number of Units issued pursuant to the Offering (“the Compensation”) excluding proceeds arising from Units issued to insiders (directors, officers or persons owning or controlling more than 10% of the outstanding shares of the Corporation), for which no Compensation is payable.  Each broker’s warrant will entitle the Agent to purchase one Broker Unit at US$0.21 at any time before the 30-month anniversary of the Closing Date.  Each Broker Unit shall consist of one share of Common Stock and one half of one Warrant, with each such whole Warrant exercisable into one share of Common Stock at US$0.30 per share at any time before the 30-month anniversary of the Closing Date.  The Corporation will also pay certain fees and expenses of the Agent in connection with the Offering, excluding proceeds arising from Units issued to insiders (directors, officers or persons owning or controlling more than 10% of the outstanding shares of the Corporation), for which no Compensation is payable; for greater certainty, Compensation of 8% cash and 4% Broker Units shall be payable in the form of finders’ fees and/or corporate finance fees with respect to all other Units issued concurrently with the Offering, however placed.

8.              COLLECTION OF PERSONAL INFORMATION

8.1           Collection of Personal Information

The Subscriber (on its own behalf and, if applicable, on behalf of each beneficial purchaser for whose benefit the Subscriber is acting) acknowledges, consents and authorizes the Corporation to collect the Subscriber’s (and any beneficial purchaser’s) personal information for the purpose of completing the Subscriber’s subscription and the Offering. The Subscriber (on its own behalf and, if applicable, on behalf of each beneficial purchaser for whose benefit the Subscriber is acting) acknowledges and consents to the Corporation retaining the personal information for as long as permitted or required by applicable law or business practices.  The Subscriber (on its own behalf and, if applicable, on behalf of each beneficial purchaser for whose benefit the Subscriber is acting) further acknowledges, consents and authorizes the Corporation to deliver to the Ontario Securities Commission and any other securities commission or similar regulatory authority personal information (such as full name, residential address and telephone number) pertaining to the Subscriber (and any beneficial purchaser) and further acknowledges and consents to the fact that the Corporation may be required by applicable Securities Laws, stock exchange rules and Investment Industry Regulatory Organization of Canada rules to provide regulatory authorities any personal information provided by the Subscriber respecting itself (and any beneficial purchaser). The Subscriber (on its own behalf and, if applicable, on behalf of each beneficial purchaser for whose benefit the Subscriber is acting) acknowledges that this information is being collected indirectly by the Ontario Securities Commission (as applicable), and may be collected, used and disclosed by other Securities Regulators (as applicable), under the authority granted to it in applicable Securities Laws. The Subscriber (on its own behalf and, if applicable, on behalf of each beneficial purchaser for whose benefit the Subscriber is acting) acknowledges that this information is being collected for the purposes of the administration and enforcement of the securities legislation of Ontario and further acknowledges that the public official in Ontario who can answer questions about the Ontario Securities Commission’s indirect collection of such information is the Administrative Assistant to the Director of Corporate Finance, Suite 1903, Box 55, 20 Queen Street West, Toronto, Ontario M5H 3S8, who may be contacted at (416) 593-8086. The Subscriber represents and warrants that it has the authority to provide the consents, acknowledgements and authorizations set out in this paragraph on behalf of all beneficial purchasers.  The Subscriber acknowledges and consents to the disclosure of the Subscriber's Personal Information (as defined below) (and, if applicable, the Personal Information of any beneficial purchaser for whose benefit the Subscriber is acting) to regulatory authorities (including the Ontario Securities Commission as described above) and Canadian stock exchanges on which the Common Stock may be listed, Canadian tax authorities, authorities pursuant to the PCMLTFA, the Corporation's registrar and transfer agent, and any of the other parties involved in the Offering, including legal counsel and that Personal Information may be included in record books in connection with the Offering. The Subscriber represents and warrants that it has the authority to provide the consents and acknowledgments set out in this paragraph on behalf of all beneficial purchasers for whose benefit the Subscriber is acting.  For such purposes, “Personal Information” means any information about the Subscriber (and any beneficial purchaser for whose benefit the Subscriber is acting) and includes any information provided in this Subscription Agreement.

9.              MISCELLANEOUS

9.1           Notices
Any notice, direction or other instrument required or permitted to be given to any party hereto shall be in writing and shall be sufficiently given if delivered personally, or transmitted by facsimile tested prior to transmission to such party, as follows:

(i)	In the case of the Corporation, to:	With a copy to:

	NeuLion, Inc.	Stikeman Keeley Spiegel Pasternack LLP
	1600 Old Country Road	220 Bay Street, Suite 500
	Plainview, New York	Toronto, ON
	11803	M5J 2W4

	Attention: General Counsel	Attention: Robert Spiegel
	Fax: 516-622-7510	Fax: 416-365-1813

(ii)	In the case of the Subscriber, to the address set forth herein under “SUBSCRIPTION AND SUBSCRIBER INFORMATION.”

9.2           Further Assurances

Each of the parties hereto upon the request of each of the other parties hereto, whether before or after the Closing Time, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be necessary or desirable to complete the transactions contemplated herein.

9.3           Time of the Essence

Time shall be of the essence of this Subscription Agreement and every part hereof.

9.4           Applicable Law

This Subscription Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of Ontario without reference to conflicts of law rules. Any and all disputes arising under this Subscription Agreement, whether as to interpretation, performance or otherwise, shall be subject to the non-exclusive jurisdiction of the courts of the Province of Ontario and each of the parties hereto hereby irrevocably attorns to the jurisdiction of the courts of such province.

9.5           Entire Agreement

This Subscription Agreement, including the Schedules hereto, constitutes the entire agreement between the parties with respect to the transactions contemplated herein and cancels and supersedes any prior understandings, agreements, negotiations and discussions between the parties.  There are no representations, warranties, terms, conditions, undertakings or collateral agreements or understandings, express or implied, between the parties hereto other than those expressly set forth in this Subscription Agreement or in any such agreement, certificate, affidavit, statutory declaration or other document as aforesaid. This Subscription Agreement may not be amended or modified in any respect except by written instrument executed by each of the parties hereto.

9.6           Counterparts

This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same Subscription Agreement. Counterparts may be delivered either in original, PDF or faxed form and the parties adopt any signature received by a receiving fax machine or by PDF as original signatures of the parties. If less than a complete copy of this Subscription Agreement is delivered to the Corporation at the Closing Time, the Corporation shall be entitled to assume that the Subscriber accepts and agrees with all terms and conditions of this Subscription Agreement on the pages not delivered at the Closing Time unaltered.

9.7           Assignment

This Subscription Agreement may not be assigned by either party except with the prior written consent of the other parties hereto.

9.8           Enurement

This Subscription Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, successors (including any successor by reason of the amalgamation or merger of any party), administrators and permitted assigns.

9.9           Language

The parties hereto acknowledge and confirm that they have requested that this Subscription Agreement as well as all notices and other documents contemplated hereby be drawn up on the English language. Les parties aux présentes reconnaissent et confirment qu’elles ont convenu que la présente convention ainsi que tous les avis et documents qui s’y rattachent soient rédigés dans la langue anglaise.

9.10           Acceptance

The Corporation hereby accepts the subscription for Units as set forth in the “Subscription and Subscriber Information” on page 2 of this Subscription Agreement on the terms and conditions contained in the Subscription Agreement (including all applicable schedules) this________ day of _________, 2012.

NEULION, INC.

By: Authorized Signing Officer

SCHEDULE “A” CERTIFICATE OF
ACCREDITED INVESTOR
(FOR ACCREDITED INVESTORS)

TO:                      NEULION, INC. (the “Corporation”)

In connection with the purchase of Units of securities of the Corporation (the “Units”) by the undersigned subscriber or, if applicable, the principal on whose behalf the undersigned is purchasing as agent (the “Subscriber” for the purposes of this Certificate), the Subscriber hereby represents, warrants, covenants and certifies to the Corporation that:

1.         the Subscriber is resident in a province or territory of Canada or is subject to the laws of a province or territory of Canada;

2.         the Subscriber is purchasing the Units as principal for its own account or is deemed to be purchasing as principal pursuant to National Instrument 45-106 – Prospectus and Registration Exemptions (“NI 45-
106”);

3.         the Subscriber is an “accredited investor” within the meaning of NI 45-106 by virtue of satisfying one or more of the indicated criterion set out in Appendix “A” to this Certificate [IMPORTANT: PLEASE INITIAL THE APPLICABLE PROVISION IN APPENDIX “A” TO THIS CERTIFICATE]; and

4.         upon execution of this Certificate by the Subscriber, this Certificate (including Appendix “A” hereto) shall be incorporated into and form a part of the subscription agreement to which this Certificate is attached; and

5.         if any of the representations and warranties set forth above ceases to be true and accurate at any time prior to the Closing Time (as defined in the subscription agreement to which this Certificate is attached), the Subscriber will promptly notify the Corporation.

Dated: _______________, 2012.

Print name of Subscriber

By:

Signature

Print name of Signatory (if different from Subscriber)

Title

IMPORTANT: PLEASE INITIAL ONE OR MORE OF THE ITEMS, AS APPLICABLE, IN APPENDIX “A” ON THE FOLLOWING PAGES

APPENDIX “A” (TO SCHEDULE “A”)
TO CERTIFICATE OF ACCREDITED INVESTOR

The Subscriber hereby represents, warrants and certifies to the Corporation that the Subscriber (or its disclosed principal) is, and will be at the Closing Time, an “accredited investor” as defined in NI 45–106 by virtue of being in all respects described by the category or categories set forth directly next to which the Subscriber has marked below: [initial appropriate item(s) below]

________	(a) a Canadian financial institution, or a Schedule III bank,

________	(b) the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

________
(c)     a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

________
(d)     a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of The Securities Act (Ontario) or The Securities Act (Newfoundland and Labrador),

________	(e) an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d),

________	(f) the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada,

________
(g)     a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l'île de Montréal or an intermunicipal management board in Québec,

________	(h) any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

________	(i) a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada,

________	(j) an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000,

________
(k)     an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

________	(l) an individual who, either alone or with a spouse, has net assets of at least $5,000,000,

________	(m) a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements,

________	(n) an investment fund that distributes or has distributed its securities only to

________	(i)	a person that is or was an accredited investor at the time of the distribution,

________	(ii)	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] or 2.19 [Additional investment in investment funds] of NI 45-106, or

________	(iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106,

________
(o)     an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt,

________
(p)     a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

________
(q)     a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction and, in Ontario is purchasing a security that is not a security of an investment fund,

________
(r)     a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

________	(s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function,

________
(t)     a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

________	(u) an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser, or

________	(v) a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebec, the regulator as an accredited investor.

For the purposes hereof:

(a)	“bank” means a bank named in Schedule I or II of the Bank Act (Canada);

(b)	“Canadian financial institution” means

(i)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or

(ii)
a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(c)
“control person” has the same meaning as in securities legislation except in Manitoba, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Prince Edward Island and Quebec where control person means any person that holds or is one of the combination of persons that holds:

(i)	a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer, or

(ii)	more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of the issuer;

(d)	“director” means

(i)	a member of the board of directors of a company or an individual who performs similar functions for a company, and

(ii)	with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

(e)	“eligibility adviser” means

(i)	a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed, and

(ii)
in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not

(1)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders, or control persons, and

(2)
have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(f)
“EVCC” means an employee venture capital corporation that does not have a restricted constitution and is registered under Part 2 of the Employee Investment Act (British Columbia) and whose business objective is making multiple investments;

(g)	“executive officer” means, for an issuer, an individual who is

(i)	a chair, vice-chair or president,

(ii)	a vice-president in charge of a principal business unit, division or function including sales, finance or production, or

(iii)	performing a policy-making function in respect of the issuer.

(h)	“financial assets” means

(i)	cash,

(ii)	securities, or

(iii)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(i)	“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada;

(j)	“founder” means, in respect of an issuer, a person who,

(i)	acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

(ii)	at the time of the trade is actively involved in the business of the issuer;

(k)
“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

(l)	“jurisdiction” means a province or territory of Canada except when used in the term foreign jurisdiction;

(m)	“investment fund” means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes an EVCC and VCC;

(n)	“local jurisdiction” means the jurisdiction in which the Canadian securities regulatory authority is situate;

(o)	“mutual fund” means:

(i)	for the purposes of British Columbia law,

(1)
an issuer of a security that entitles the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in a part of the net assets, including a separate fund or trust account, of the issuer of the security,

(2)	an issuer described in an order that the commission may make under section 3.2 of the Securities Act (B.C.), and

(3)
an issuer that is in a class of prescribed issuers, but does not include an issuer, or a class of issuers, described in an order that the commission may make under section 3.1 of the Securities Act (B.C.);

(ii)	for the purposes of Alberta law,

(1)
an issuer whose primary purpose is to invest money provided by its security holders and whose securities entitle the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in part of the net assets, including a separate fund or trust account, of the issuer, or

(2)	an issuer that is designated as a mutual fund under section 10 of the Securities Act (Alberta) or in accordance with the regulations thereunder,

but does not include an issuer, or class of issuers, that is designated under section 10 of the Securities Act (Alberta) not to be a mutual fund;

(iii)
for the purposes of Ontario law, an issuer whose primary purpose is to invest money provided by its security holders and whose securities entitle the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in part of the net assets, including a separate fund or trust account, of the issuer; and

(iv)	for the purposes of Quebec law, a company issuing shares which must, on request of the holder, redeem them at their net asset value;

(p)	“non-redeemable investment fund” means an issuer,

(i)	whose primary purpose is to invest money provided by its securityholders,

(ii)	that does not invest,

(1)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or

(2)	for the purpose of being actively involved in the management of any issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, and

(iii)	that is not a mutual fund;

(q)	“person” includes

(i)	an individual,

(ii)	a corporation,

(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(iv)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

(r)	“regulator” means, for the local jurisdiction, the person referred to in Appendix D of National Instrument 14- 101 – Definitions opposite the name of the local jurisdiction;

(s)	“related liabilities” means

(i)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(ii)	liabilities that are secured by financial assets.

(t)	“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

(u)	“spouse” means, an individual who,

(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(iii)	in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta);

(v)	“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary;

(w)	“VCC” means a venture capital corporation registered under Part 1 of the Small Business Venture Capital Act (British Columbia) whose business objective is making multiple investments.

All monetary references in this Appendix “A” to Schedule “A” are in Canadian Dollars.

SCHEDULE “B”
TERM SHEET

Issue:	Approximately 20 million Units

Issue Price:	$0.20 per Unit

Issue Size:	Approximately $4 million

Units:	Each Unit consists of one share of Common Stock and one-half of one purchase warrant exercisable at US$0.30 for 30 months following closing.

Warrants:
Warrant exercise will take place on a 'cash-less' basis, which will result in the warrant holder receiving shares of Common Stock equal to the value of the intrinsic value of the warrants being exercised.  The intrinsic value will be determined by subtracting the exercise price of US$0.30 from the average of the closing prices from the previous 5 days prior to notice of the warrant exercise (conversion from CDN dollars to US dollars will take place).  As a result of the 'cash-less exercise', the warrant holder will not make any payment to the Corporation in connection with exercising the warrants. 1 2

Insider Purchases:	Charles B. Wang, Chairman, and G. Scott Paterson, Executive Vice Chairman, intend to purchase, directly or through affiliates, $1,000,000 and $200,000 of the Offering, respectively.

Type of Transaction:	Private Placement of Units under Regulation D and Regulation S for U.S. Investors and Non-U.S. Investors, respectively.

Eligible Investors:	Accredited investors in selected Canadian provinces, certain U.S. states and certain other jurisdictions.

Hold Period:	Shares of Common Stock:Six months from the Closing Date. 3 4

Warrants:The shares of Common Stock received from any exercise of warrants will be tradable 6 months following closing. 4

Commissions/Fees:	8% cash and 4% broker Units (4% cash and 2% broker Units to sub agents).

Use of Proceeds:	Net proceeds will be used for general corporate purposes.

Closing Date:	On or about September 20, 2012.

Agent:	D & D Securities Inc.

1 The warrant exercise price is in US dollars due to the fact that NeuLion reports in US dollars. Had the warrant exercise price been in Canadian dollars, time consuming, laborious and costly quarterly financial statement adjustments would have been required due to their status, in that case, as derivative instruments.
2 Assuming an investor exercises 100,000 warrants and the 5 day average closing price of the company's stock price is $0.50, then the number of shares of Common Stock issued will be 40,000, being the $20,000 of intrinsic value divided by $0.50 per share.
3 Canadian investors can re-sell their securities to non US investors after 4 months plus 1 day have elapsed, with the Regulation S legend remaining on the certificate.
4 To effect the removal of the hold period legend, US securities laws require that the Corporation’s financial statement filings be current during the period from 6 months to 12 months after closing.  The Corporation or its counsel will advise Computershare, the transfer agent, at the end of the six-month period and periodically thereafter, during the six-to-12- month period, whether the Corporation is current in its reporting, so that shares can be transferred without further instruction.
* Please note this does not constitute legal advice nor should it be relied upon for making an investment decision. It is a general overview of anticipated tax treatment and may not be relied upon.